Aspiriant Trust

Aspiriant Risk-Managed Global Equity Fund
Aspiriant Risk-Managed Municipal Bond Fund
Aspiriant Defensive Allocation Fund

Supplement dated August 5, 2016
to the Prospectus and Statement of Additional Information dated July 1, 2016

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Funds and should be read in conjunction with those documents.

•
Effective August 5, 2016, the investment advisory fee for the Aspiriant Risk-Managed Global Equity Fund (the “Global Equity Fund”) and for the Aspiriant Risk-Managed Municipal Bond Fund (the “Municipal Bond Fund”) will be reduced as set forth below:

Fund	Old Fee	New Fee
Global Equity Fund	0.40%	0.24%
Municipal Bond Fund	0.30%	0.27%

•	The fee information in the table and expense example below has been revised to reflect the investment advisory fee reduction for the Global Equity Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Advisor Shares	Institutional Shares
Management Fees(1)	0.24%	0.24%
Distribution (12b-1) Fees	NONE	0.25%
Other Expenses(1)	0.22%	0.22%
Acquired Fund Fees and Expenses(2)	0.13%	0.13%
Total Annual Operating Expenses	0.59%	0.84%

(1)	Restated to reflect current fees.

(2)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. Total Annual Operating Expenses in this table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$60	$189	$329	$738
Institutional Shares	$86	$268	$466	$1,037

•	The fee information in the table and expense example below has been revised to reflect the investment advisory fee reduction for the Municipal Bond Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees(1)	0.27%
Distribution (12b-1) Fees	NONE
Other Expenses(1)	0.14%
Acquired Fund Fees and Expenses(2)	0.08%
Total Annual Operating Expenses	0.49%

(1)	Restated to reflect current fees.

(2)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. Total Annual Operating Expenses in this table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

•
With respect to Global Equity Fund’s Advisor Shares, investor eligibility has been expanded to include current and former owners of Aspiriant, LLC, as well as members of the Board of Trustees of Aspiriant Trust and members of the board of directors of Aspiriant, LLC. The information included in the Prospectus on page 7 under “Purchase and Sale of Fund Shares” of Global Equity Fund’s summary section and on page 41 under “Purchasing Shares” is hereby revised accordingly.

•
Effective July 29, 2016, Karyn Williams and Robert J. Francais each resigned their position as a Trustee of Aspiriant Trust (the “Trust”). Mr. Francais continues to serve as President of the Trust. The Board of Trustees now consists of three members, two of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Independent Trustees constitute 67% of the Board.

In addition, effective August 3, 2016, Bret Magpiong resigned his position as Treasurer of the Trust and the Board of Trustees appointed Doug Hendrickson to serve as the Trust’s Treasurer.  Mr. Hendrickson is the Chief Financial Officer of Aspiriant, LLC.  Prior to joining Aspiriant, LLC, he was the Acting Chief Financial Officer of Cetera Financial Group from March 2016 through June 2016 and he was the Group Chief Financial Officer of the Investor Services Division at Charles Schwab from 2013 to 2015. Previously, he was the head of Corporate Planning, Profitability Analysis and Management Reporting for Charles Schwab from 2011 to 2013.

The information included in the SAI beginning on page 27 under “Management of the Funds -- Members and Structure of the Board” is hereby revised to reflect these changes.

•
Effective August 3, 2016, each Trustee is paid an annual $40,000 retainer, as well as $2,000 for (i) each telephonic meeting of the Trust’s Board that he or she attends and (ii) any other telephonic communication for which the Independent Trustees approve such payment. Prior to August 3, 2016, the annual retainer was $35,000 and the Trust compensated only Independent Trustees. Also effective August 3, 2016, the Chair of the Audit Committee is paid an additional $7,500 per year. Previously, the Chair of the Audit Committee was paid an additional $5,000 per year. The information included on page 31 of the SAI under “Management of the Funds -- Compensation” is hereby revised accordingly.

•	The following two paragraphs are added to the end of the section titled “Investment Sub-Advisers” beginning on page 33 of the SAI:

For the fiscal year ended February 29, 2016, the Adviser paid, in the aggregate, $1,507,548 to the sub-advisers for the services they provided to the Global Equity Fund, which represents an annual rate of 0.41% based on average daily net assets. For the fiscal year ended February 28, 2015, the Adviser paid, in the aggregate, $2,114,735 to the sub-advisers for the services they provided to the Global Equity Fund, which represents an annual rate of 0.88% based on average daily net assets. For the fiscal year ended February 28, 2014, the Adviser paid, in the aggregate, $1,621,000 to the sub-advisers for the services they provided to the Global Equity Fund, which represents an annual rate of 0.43% based on average daily net assets.

For the fiscal year ended February 29, 2016, the Adviser paid $898,902 to Nuveen for the services it provided to the Municipal Bond Fund, which represents an annual rate of 0.24% based on average daily net assets.

Please retain this supplement for future reference.

3